ActivePassive Intermediate Municipal Bond ETF (APMU)

Listed on NYSE Arca, Inc.

Summary Prospectus dated December 29, 2025

Before you invest, you may want to review the ActivePassive Intermediate Municipal Bond ETF’s (“Intermediate Municipal Bond ETF” or the “Fund”) Statutory Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. The current Statutory Prospectus and Statement of Additional Information dated December 29, 2025 are incorporated by reference into this Summary Prospectus. You can find the Fund’s Statutory Prospectus, Statement of Additional Information and other information about the Fund online at www.activepassive.com. You can also get this information at no cost by calling 1-800-617-0004 or by sending an email request to PMCProductTeam@envestnet.com.

Investment Objective
The investment objective of the ActivePassive Intermediate Municipal Bond ETF (“Intermediate Municipal Bond ETF” or the “Fund”) is to provide current income that is exempt from federal income taxes consistent with low volatility of principal.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.35%

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$36	$113	$197	$443

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These transaction costs and potentially higher taxes, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.

During the fiscal year ended August 31, 2025, the Fund’s portfolio turnover rate was 23% of the average value of its portfolio.

Principal Investment Strategies
The Fund is an actively-managed exchange-traded fund (“ETF”) that blends active and passive investment strategies to optimize costs, tracking and potential return over the Fund’s benchmark index, the Bloomberg Municipal Bond: Muni Inter-Short (1-10) Index (the “Underlying Index”). Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. municipal bond securities that are exempt from U.S. federal income tax and are rated investment grade or better. The Fund may also invest up to 20% of its net assets in high-yield municipal bonds, also known as “junk bonds.” The ratio of the Fund’s assets that are allocated to active versus passive investment strategies is determined by Envestnet Asset Management, Inc., the Fund’s investment adviser, (the “Adviser”), and is based on a variety of factors, including the Adviser’s proprietary research that looks at the likelihood of active managers outperforming or underperforming within the asset classes in which the Fund invests, the Adviser’s research and due diligence on available investment sub-advisers (each, a “Sub-Adviser”) within the different asset classes in which the Fund invests and the Adviser’s assessment of how different Sub-Advisers will contribute to overall Fund performance. The Adviser also considers academic research on factor investing, which is an investment approach that involves selecting securities based on attributes associated with higher returns, and the long-term performance of factor investing with established style factors across the asset classes in which the Fund invests. Under normal market conditions, the Adviser allocates at least 50% of the Fund’s assets to the passive allocation. The Adviser’s allocation to passive investments takes advantage of low costs and index tracking while the active allocation can provide opportunities to add value through risk mitigation and security selection. In the event of a market disruption, like a central bank intervention, or a disruption in credit or liquidity, the Adviser may increase the Fund’s active allocation to take advantage of any mispricings that may arise when the Adviser or a Sub-Adviser determines that a security’s price does not reflect the fundamental value of the security. The portion of the Fund’s investment portfolio that is actively managed by the Sub-Adviser and Adviser ranges from 5% to 50% of the Fund’s net assets and is expected to shift over time as economic conditions change and the available information about the asset classes in which the Fund invests evolves. The remaining portion of the Fund’s portfolio is allocated to the passive investment strategy. The Adviser generally rebalances the Fund’s portfolio between the active and passive investment strategies on an annual basis but may rebalance the portfolio more frequently if market conditions warrant or the allocation between active and passive drifts significantly from the target allocation.

The Fund’s investments in municipal bonds will generally be exempt from U.S. federal income tax but may be subject to the federal alternative minimum tax (“AMT”) for non-corporate shareholders. The Adviser and the Sub-Adviser seek to limit volatility in the Fund’s portfolio by investing in municipal bonds with different maturity dates and credit ratings that the Adviser and the Sub-Adviser believes provide stable and consistent returns to the Fund. The Fund’s investments in municipal bonds may include construction loan notes, general obligation bonds, industrial development bonds, revenue anticipation notes, revenue bonds, tax anticipation notes and tax-exempt commercial notes. The Fund may invest in tax-exempt securities with a range of maturities, from short-term obligations carrying maturities of less than one year to long-term obligations with maturities more than 20 years but expects the securities held by the Fund to have a dollar-weighted average maturity of more than three years but less than ten. The municipal bonds in which the Fund invests must be rated CCC+ or better at the time of purchase by any nationally recognized statistical rating organization (“NRSRO”). In the event a security is split rated by two or more NRSROs, the Adviser will use the lower rating to determine credit quality. The allocation of the Fund’s portfolio will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. The Underlying Index is a market value-weighted index which covers the short and intermediate components of the Bloomberg Municipal Bond Index, an unmanaged, market value-weighted index which covers the U.S. investment-grade tax-exempt bond market.

The sponsor of the Underlying Index determines the composition of the Underlying Index and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. Neither the Fund nor the Adviser is affiliated with the sponsor of the Underlying Index. The Underlying Index tracks the performance of tax-exempt municipal general obligation, revenue, and pre-refunded bonds with a minimum $7 million par amount outstanding, issued as part of a transaction of at least $75 million, and the effective maturity of the bonds must be greater than or equal to 1 year but less than 10 years. The Underlying Index includes reinvestment of income and is rebalanced monthly.

The Adviser is responsible for developing, constructing and monitoring the asset allocation and portfolio strategy for the Fund and generally quantitatively manages the passive allocation of the Fund’s investment portfolio. Quantitative investing, also known as systematic investing, is an investment approach that uses mathematical modeling, computer systems and data analysis to evaluate a specific universe of potential investments. Quantitative investing uses data to build portfolios that either attempt to track an index, provide exposure to specific investment style factors, or structure the portfolio according to desired attributes. The Adviser’s quantitative strategy with respect to the Fund seeks to construct the passive allocation of the portfolio to provide investment results that, before expenses, correspond to the performance of the Underlying Index. The Adviser manages the passive allocation utilizing a representative sampling strategy, meaning that the Fund may not purchase all of the securities represented in the Underlying Index, but it attempts to construct the passive allocation of the Fund to hold a portfolio of securities with generally the same risk, return and credit quality characteristics of the Underlying Index. As part of the passive allocation, the Fund may invest in passively-managed ETFs in trying to construct the passive allocation to track the Underlying Index. The passive allocation may be represented by securities maturing at regular intervals, meaning that the fixed-income securities in the Fund’s passive allocation will have maturity dates that are evenly spaced across several years so that the proceeds may be reinvested at regular intervals as the securities mature.

The Adviser also believes that the Fund’s reward and risk characteristics can be enhanced by employing one or more Sub-Advisers, with complementary styles and approaches, who actively manage distinct segments of a market, asset class or investment style for the Fund. The Fund currently employs one Sub-Adviser to manage the Fund’s qualitative active allocation, GW&K Investment Management, LLC (“GW&K”). GW&K manages the Fund’s qualitative active allocation by emphasizing bottom-up research to target investment grade short to intermediate maturity municipal bonds. GW&K’s proprietary process focuses on a selective universe of municipal bonds to seek best relative value while managing risk. GW&K generally relies on detailed proprietary research and focus on the sectors and securities they believe are undervalued relative to the market. GW&K actively trades the portion of the Fund’s investment portfolio they manage, and the Fund may experience a high portfolio turnover rate. In selecting securities for investment, GW&K typically:

•Uses in-depth fundamental research to identify sectors and securities for potential investment and to analyze risk;
•Analyzes the credit quality of issuers, an issuer’s potential for success, the credit, currency, and economic risks of potential investments and their issuers, security-specific features, current and potential future valuation of potential investments, and trading opportunities to select investments;
•Looks to capitalize on rapidly shifting market risks and dynamics caused by economic and technical factors; and
•Considers the liquidity of securities and the portfolio overall as an important factor in portfolio construction.

Principal Risks of Investing in the Fund
The principal risks of investing in the Fund are summarized below. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with those of other funds. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and/or ability to meet its investment objective. The following risks could affect the value of your investment, and are ordered alphabetically rather than by importance. You should understand these risks before investing. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Fund Details — Principal Risks.” The principal risks of investing in the Fund are:

•Active Management Risk. For the Fund’s active allocation, active management by the Adviser and Sub-Advisers in selecting and maintaining a portfolio of securities that will achieve the Fund’s investment objective could cause the Fund to underperform compared to other funds having similar investment objectives.

•Asset Class Risk. Securities and other assets in the Fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes.

•Calculation Methodology Risk. Quantitative modeling used may not accurately predict future market movements or characteristics, which may negatively affect performance. Models may also perform differently than expected due to implementation problems, technological malfunction, or programming or data inaccuracies, among other possible issues.

•Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.

•CLOs Risk. CLOs are a type of asset-backed security. CLOs are ordinarily issued by a trust or other special purpose entity and are typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans, held by such issuer. Any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations in realizing the benefits of any collateral securing a loan.

•CMOs Risk. The Fund may be affected by the credit risk of CMOs, which is the possibility that the Fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss, if there are defaults on the mortgage loans underlying the CMOs. This risk may be increased to the extent that the underlying mortgages include sub-prime mortgages and in relation to the level of subordination of the category of the CMOs held by the Fund. In addition, CMOs may be less liquid or may exhibit greater price volatility than other types of mortgages or asset-backed securities. Some CMOs may be structured in a way that when interest rates change, the impact of changing prepayment rates on the effective maturities of certain issues of these securities is magnified. CMO risk also depends on the issuer. While CMO collateral is typically issued by the GNMA, FNMA or FHLMC, the CMO itself may be issued by a private party, such as a brokerage firm, that is not covered by government guarantees. CMO collateral may also include different or specialized types of mortgage loans or mortgage loan pools, letters of credit, or other types of credit enhancements and these so-called “private label” CMOs are the sole obligation of their issuer.

•Concentration Risk. Because the Fund’s passive allocation may be concentrated in an industry or group of industries if the Underlying Index concentrates in a particular industry or group of industries, the Fund is subject to loss due to adverse occurrences that may affect any such industry or group of industries.

•Credit Risk. Credit risk is the risk that an issuer will not make timely payments of principal and interest. Underlying investments may lose value due to borrowers defaulting or failing to pay back debt.

•Cybersecurity Risk. With the Internet and other technologies being essential to conducting business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

•Debt Securities Risk. The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments or illiquidity in debt securities markets; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply.

•ETF Investment Risk. The Fund’s investment in shares of ETFs subjects it to the risks of owning the securities underlying the ETF, as well as the same structural risks faced by an investor purchasing shares of the Fund, including authorized participant concentration risk, market maker risk, premium/discount risk and trading issues risk. As a shareholder in another ETF, the Fund bears its proportionate share of the ETF’s expenses, subjecting Fund shareholders to duplicative expenses.

•ETF Risk. The Fund is an ETF and, as a result of an ETF’s structure, it is exposed to the following risks:

◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

◦Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to realize a capital gain that it might not have realized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. To the extent that the transaction fees charged for redemptions of creation units is insufficient to cover the Fund’s transaction costs of selling portfolio securities, the Fund’s performance could be negatively impacted.

◦Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

◦Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. As a result, investors in the Fund may pay significantly more or receive significantly less for Shares than the Fund’s NAV. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

◦Trading. Although Shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. This could lead to the Fund’s shares trading at a price that is higher or lower than the Fund’s NAV.

•High Portfolio Turnover Rate Risk. The Fund may have a relatively high turnover rate compared to many registered funds. A high portfolio turnover rate (100% or more) has the potential to result in increased brokerage transaction costs which may lower the Fund’s returns. Furthermore, a high portfolio turnover rate may result in the realization by the Fund, and distribution to shareholders, of a greater amount of capital gains, including short-term capital gains, than if the Fund had a low portfolio turnover rate. Distributions to shareholders of short-term capital gains are taxed as ordinary income under federal income tax laws. This could result in a higher tax liability and may lower an investor’s after-tax return.

•High-Yield Securities Risk. The fixed income investments held by the Fund that are rated below investment grade, also known as “junk bonds”, are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on public perception of the issuer. Such securities are generally considered speculative because they present a greater risk of loss, including default, than higher quality fixed income investments.

•Index-Related Risk. A portion of the Fund may use a passive investment approach and may be affected by a general decline in market segments or asset classes relating to the Underlying Index. The Fund invests the passive allocation of its portfolio in securities and instruments intended to track the performance of the Underlying Index regardless of the investment merits of the securities included in the Underlying Index. Generally, the index provider does not provide any warranty, or accept any liability, with respect to the quality, accuracy, or completeness of either the Underlying Index or its related data.

•Interest Rate Risk. An increase in interest rates may cause the value of fixed-income securities held by the Fund to decline. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

•Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling such illiquid investments at an advantageous time or price. A lack of liquidity may also cause the value of investments to decline. Illiquid investments may also be difficult to value.

•Management Risk. The ability of the Fund to meet its investment objective is directly related to the ability of the Adviser and Sub-Advisers to implement the investment strategies for the Fund. The value of your investment in the Fund may vary with the effectiveness of the Adviser’s and Sub-Advisers’ research, analysis and asset allocation among portfolio securities and asset allocation between the Fund’s active and passive investment strategies. If the Adviser’s and Sub-Advisers’ investment strategies do not produce the expected results, your investment could be diminished or even lost.

•Market Risk. The trading prices of the Fund’s investments fluctuate in response to a variety of factors. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

•Municipal Securities Risk. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the inability to collect revenues from such projects or assets. Certain municipal securities are issued by entities with limited taxing authority such as school districts, or dependent on revenue from a particular sector or industry, such as the utilities sector, infrastructure sector, or transportation industry.

•Prepayment Risk. The risk that the issuer of a debt security repays all or a portion of the principal prior to the security’s maturity therefore resulting in lower yields to shareholders of the Fund. The Fund may be unable to re-invest the proceeds in an investment with as great a yield.

•Recent Market Events Risk. U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate changes, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine, and armed conflict between Israel and Hamas in the Middle East. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. Continuing market volatility as a result of recent market conditions or other events may have an adverse effect on the performance of the Fund.

•Tax Risk. Municipal securities may decrease in value during times when federal income tax rates are falling. The Fund’s investments are affected by changes in federal income tax rates applicable to, or the continuing federal tax-exempt status of, interest income on municipal obligations. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the liquidity, marketability and supply and demand for municipal obligations, which would in turn affect the Fund’s ability to acquire and dispose of municipal obligations at desirable yield and price levels. If you are subject to the federal AMT, you may have to pay federal tax on a portion of your distributions from tax exempt income. If this is the case, the Fund’s net after-tax return to you may be lower. The Fund would typically not be a suitable investment for investors investing through tax exempt or tax-deferred accounts.

•Tracking Error Risk. The performance of the passive allocation of the Fund and the Underlying Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Underlying Index. In addition, the passive allocation of the Fund may not be fully invested in the securities of the Underlying Index.

•Valuation Risk. The prices provided by the Fund’s pricing services or independent dealers or the fair value determinations made by the Adviser may be different from the prices used by other investment companies or from the prices at which debt obligations are actually bought and sold. The prices of certain debt obligations provided by pricing services may be subject to frequent and significant change, and will vary depending on the information that is available.

Performance
The performance information below provides some indication of the risks of investing in the Fund. The bar chart shows the Fund’s performance for the 2024 calendar year. The Average Annual Total Returns table shows how the Fund’s average annual total returns for the one year and since inception periods compare with those of a broad measure of market performance as well as a more narrowly tailored index. Past performance (before and after taxes) does not guarantee future results. Recent performance information for the Fund is available on the Fund’s website at www.activepassive.com or by calling the Fund toll-free at 1-800-617-0004.

Calendar Year Returns as of December 31
The Fund’s calendar year-to-date return for as of September 30, 2025 was 3.77%. During the period shown in the bar chart, the best performance for a quarter was 2.51% (for the quarter ended September 30, 2024) and the worst performance was -0.75% (for the quarter ended December 31, 2024).

Average Annual Total Returns (for the periods ended December 31, 2024)
	One Year	Since Inception (May 3, 2023)
Return Before Taxes	0.98%	1.31%
Return After Taxes on Distributions	0.80%	1.16%
Return After Taxes on Distributions and Sale of Fund Shares	1.38%	1.38%
Bloomberg Municipal Bond Index (reflects no deductions for fees, expenses, or taxes)	1.05%	2.87%
Bloomberg Municipal Bond: Muni Inter-Short (1-10) Index (reflects no deductions for fees, expenses, or taxes)	0.91%	2.28%

After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the effect of state and local taxes. The after-tax returns shown are not relevant to those investors who hold their shares through tax-deferred or other tax-advantaged arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax benefit to the investor.

Management

Investment Adviser and Sub-Advisers. Envestnet Asset Management, Inc. is the Fund’s investment adviser. GW&K Investment Management, LLC serves as the Fund’s Sub-Adviser.

Portfolio Managers. The Fund is managed by the following team of portfolio managers:

Portfolio Manager	Years of Service with the Fund	Primary Title
Brandon R. Thomas	Since March 2023	Co-Founder and Co-Chief Investment Officer of the Adviser
Janis Zvingelis Ph.D., CFA	Since March 2023	Senior Vice President, Director of Quantitative Research of the Adviser
Gregory Classen, CFA	Since March 2023	Head of Portfolio Management of the Adviser
Timothy Murphy	Since March 2023	Vice President, Senior Portfolio Manager of the Adviser
John B. Fox, CFA	Since March 2023	Partner and Director of Fixed Income of GW&K
Kara M. South, CFA	Since March 2023	Partner and Municipal Bond Portfolio Manager of GW&K
Martin R. Tourigny, CFA	Since March 2023	Partner and Municipal Bond Portfolio Manager of GW&K
Brian T. Moreland, CFA	Since March 2023	Partner and Municipal Bond Portfolio Manager of GW&K
Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on the Exchange, and individual Shares may only be purchased and sold in the secondary market through a broker or dealer at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and asked prices is often referred to as the “bid-ask spread”.

Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads can also be found on the Fund’s website at www.activepassive.com.

Tax Information
Distributions reported by the Fund as “exempt-interest dividends” are exempt from regular federal income tax but may be subject to state or local income taxes and may be tax preference items for purposes of the AMT.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (a “Financial Intermediary”), the Adviser or its affiliates may pay the Financial Intermediary for certain activities related to the Fund, including participation in activities that are designed to make Financial Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your financial adviser or visit the Financial Intermediary’s website for more information.